UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012

FIRST COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989 Bluefield, Virginia		24605-0989
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On June 8, 2012, First Community Bancshares, Inc. (the “Company”) announced that its wholly owned subsidiary, First Community Bank (the “Bank”) had entered into a Purchase and Assumption agreement (the “Agreement”) with the Federal Deposit Insurance Corporation (the “FDIC”) to acquire substantially all of the assets and assume substantially all of the liabilities of Waccamaw Bank (“Waccamaw”), headquartered in Whiteville, North Carolina. The final carrying value and list of assets acquired and liabilities assumed remains subject to finalization and revision by the FDIC and the Bank.

Item 7.01 Regulation FD Disclosure

On June 8, 2012, the Company issued a press release announcing that the Bank had purchased and assumed certain assets and liabilities from the FDIC as receiver of Waccamaw. A copy of the press release and related investor presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and incorporated herein by reference.

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibit is included with this report:

Exhibit No.	Exhibit Description

99.1	Press Release dated June 8, 2012
99.2	Investor Presentation dated June 8, 2012

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date: June 11, 2012	By:	/s/ David D. Brown
David D. Brown Chief Financial Officer

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